BANK ASSET COLLATERAL AGREEMENT

                                      AND

                           LIMITED POWER OF ATTORNEY

    This Bank Asset Collateral Agreement and Limited Power of Attorney ("Collateral Agreement") is hereby entered into this 23 day of March, 1998, by and between DEUTSCHE FINANCIAL SERVICES CORPORATION, ("DFS"), Value America, Inc. ("Assignor") with a residence or place of business located at 2300 Commonwealth Dr., Charlottesville, VA 22901, Jefferson National Bank ("Bank") with a place of business located at P. O. Box 712, Charlottesville, VA 22902, and Value America, Inc. with a place of business located at 2300 Commonwealth Dr., Charlottesville, VA 22901 ("Dealer").

WHEREAS, the Assignor is the owner of a Certificate of Deposit which is evidenced by a Certificate of Deposit bearing the account number 45825-5129-21, with an issue date of March 13, 1998 and a maturity date of April 12, 1998 in the amount of $1,000,000.00 which represents a credit due from the Bank ("Collateral"); and

    WHEREAS, Dealer has entered into an Agreement for Wholesale Financing with DFS, dated November 20, 1997, which is incorporated herein by reference ("Agreement") and pursuant to said Agreement and any other agreements which Dealer may enter into with DFS form time to time, Dealer has incurred, or will incur debts and liabilities to DFS ("Obligations"), and in furthermore of the terms and conditions thereof and as collateral security to secure the payment of all Obligations now or hereafter existing, absolute or contingent of the Dealer to DFS, Assignor wishes to assign and pledge its interest in said Collateral to DFS.

    NOW, THEREFORE, in consideration of the premises and the promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and in order to induce DFS to extend financing to Dealer, the parties hereto agree as follows:

    1. For value received, Assignor hereby grants DFS a security interest in and assigns, pledges, hypothecates and transfers to DFS all of Assignor's right, title and interest in the Collateral and any and all proceeds thereof, including all substitutions, renewals and replacements, if any, to be held as collateral security for any and all Obligations owed to DFS and its successors or assigns by Assignor, which may now exist or hereafter be contracted.

    2. Any breach of any duty or default under any provisions of the Agreement by Dealer will be a default under the terms and conditions hereof, and any breach of the terms and conditions of this Collateral Agreement will be a default under the terms of such Agreement. In such event, DFS may withdraw and collect the face amount of the Collateral and apply such amount first to any reasonable costs of collection incurred in connection with the Agreement or this Collateral Agreement, including attorney's fees, and then to any Obligations owed to DFS under the terms of the Agreement, Assignor will be immediately liable to pay DFS the balance of the collection costs and the Obligations owed to DFS following the application of the Collateral. DFS will pay to Assignor any funds which remain from the Collateral after such collection costs and Obligations have been paid in full.

    3. Assignor hereby grants to DFS a Limited Power of Attorney to take any necessary steps to withdraw or redeem the Collateral in the name of Assignor, including but not limited to, endorsing any certificate of deposit, time deposit receipt or similar document, or a withdrawal slip from the Bank at any time DFS deems necessary in its sole discretion. Assignor agrees that it will not interfere in any manner with any attempted exercise of the Limited Power of Attorney herein granted. Assignor will hold the Bank harmless if DFS exercises its Limited Power of Attorney.

    4. Bank recognizes this Collateral Agreement as a valid assignment of all of Assignor's right, title and interest in and to the Collateral and all proceeds thereof, including all substitutions, renewals or replacements, if any, and agrees that if DFS exercises the Limited Power of Attorney as herein granted, that it will withdraw the

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

Collateral, even if such exercise is in advance of the maturity date of the Collateral without requiring Assignor or DFS to amend or terminate any "depositor" or similar agreement between Assignor and the Bank, subject to regular penalty provisions if cashed prior to maturity. Bank acknowledges that its books and records will reflect DFS as the holder of the Collateral and agrees that it will not make any payment of the principal amount of the Collateral to Assignor without the prior written consent of DFS. Bank hereby waives any defense or right of setoff against the funds represented by the Collateral.

    5. Bank will pay any interest earned and accrued on the Collateral to the Assignor unless DFS notifies Bank that Dealer is in default under the terms hereof or under the terms of the Agreement or Obligations, in which event Bank will pay any earned and accrued interest to DFS, together with the proceeds of the Collateral.

    6. This Collateral Agreement will continue in existence, notwithstanding the substitution, renewal or replacement of the Collateral, until such time as DFS notifies Bank in writing of its termination. No delay on the part of DFS in the exercise of any right or remedy under the Agreement or hereunder will operate as a waiver thereof, and no single or partial exercise by DFS of any right or remedy will preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available to DFS.

    7. Assignor agrees that, unless and until all Obligations to DFS have been performed and satisfied. Assignor will provide to DFS, at least five (5) days prior to the maturity date of the Collateral, evidence satisfactory to DFS of the Assignor having arranged for a substitution, renewal or replacement of the Collateral to become effective on the maturity date of the Collateral, in an amount not less than the amount of the Collateral, which is being replaced. If Assignor fails to provide to DFS such evidence of substitution, renewal or replacement, DFS may withdraw and collect the late amount of the Collateral immediately or upon or after maturity, and may, in its sole discretion, apply such amounts in accordance with Section 2 hereof, or may establish a certificate of deposit, time deposit or deposit account with Bank in the same amount as the Collateral and hold the certificate of deposit, time deposit or deposit account and all interest earned thereon in the same manner and under the same conditions as set forth herein. All of the terms and conditions of this Collateral Agreement will apply to any substitution, renewal or replacement. If Assignor desires to obtain a substitution or replacement certificate of deposit, time deposit or deposit account from a depository other than the Bank, Assignor will execute a new Collateral Agreement satisfactory to DFS and will cause such other depository to execute such Collateral Agreement at least five (5) days prior to the maturity of the Collateral.

    8. This Collateral Agreement may not be modified, altered or amended in any manner whatsoever except by a further agreement in writing signed by DFS, Assignor, Dealer and Bank.

    9. If any one or more of the provisions contained in this Collateral Agreement or any document executed in connection herewith is invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired.

    10. BINDING ARBITRATION. Any controversy or claim arising out of or relating to this Collateral Agreement, the relationship resulting in or from this Collateral Agreement, the breach of any duties hereunder or any other relationship, transaction or dealing between the parties (collectively "Disputes") will be settled by binding arbitration in accordance with the Commercial Arbitration Rules of The American Arbitration Association, 140 West 51st Street, New York, New York 10020-1203. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; and
(ii) to any other party at the address specified herein; or such other address as the parties may specify from time to time in writing. The parties agree that all arbitrators selected will be attorneys with at least five (5) years secured transactions experience. Any award rendered by the arbitrator(s) may be entered as a judgment or order and confirmed or enforced by either party in any state or federal court having competent jurisdiction thereof. If either party brings or appeals any judicial action to vacate or modify any award rendered pursuant to arbitration or opposes the confirmation of such award and the party bringing or appealing such action or opposing

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

confirmation of such award does not prevail, such party will pay all of the costs and expenses (including, without limitation, court costs, arbitrators' fees and expenses, and attorney's fees) incurred by the other party in defending such action. Additionally, if either party brings any action for judicial relief in the first instant without pursuing arbitration prior thereto, the party bringing such action for judicial relief will be liable for and will immediately pay to the other party all of the other party's costs and expenses (including, without limitation, court costs and attorneys' fees) to stay or dismiss such judicial action and/or remove it to arbitration. The failure of either party to exercise any rights granted hereunder shall not operate as a waiver of any of those rights. THE LAWS OF THE STATE OF Arizona WILL GOVERN THIS AGREEMENT AND ALL TRANSACTIONS HEREUNDER AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS; PROVIDED HOWEVER, THAT THE FEDERAL ARBITRATION ACT ("FAA"), TO THE EXTENT INCONSISTENT, WILL SUPERSEDE THE LAWS OF SUCH STATE AND GOVERN. This Agreement concerns transactions involving commerce among the several states. The arbitrators will not be empowered to award punitive damages. The agreement to arbitrate will survive termination of this Agreement. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS LOCATED WITHIN SUCH STATE AND AGREE THAT ALL LEGAL PROCEEDINGS WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. EACH PARTY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

    IN WITNESS WHEREOF, the parties hereto have executed this Collateral Agreement on the day and year first above written.


                                              /s/ Dean M. Johnson
                                              -------------------
                                              Value America, Inc.
                                                  (Assignor)

                                        DEUTSCHE FINANCIAL SERVICES CORPORATION

                                        ---------------------------------------
                                   By:             James M. Wardle
                                        ---------------------------------------
                                  Its:        Branch Operations Manager
                                        ---------------------------------------


                                        ---------------------------------------
                                                Jefferson National Bank
                                                        (Bank)

                                   By:           /s/ Perrie H. May
                                        ---------------------------------------
                                  Its:    Senior Vice President
                                        ---------------------------------------
                                        /s/ Dean M. Johnson
                                        ---------------------------------------
                                              Value America, Inc.
                                                   (Dealer)

                                   By:  /s/ Dean M. Johnson
                                        ---------------------------------------
                                  Its:   CFO & EVP


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